                                 EXHIBIT 99.1

      EXECUTIVE OFFICERS AND DIRECTORS OF BANCO NACIONAL DE MEXICO, S.A.

Set forth below are the names, titles, business addresses, principal occupations and citizenships of the Executive Officers and Directors of Banco Nacional de Mexico, S.A.


NAME, TITLE, AND CITIZENSHIP                     PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------                     -----------------------------------------

Alfredo Harp Helu                                Chairman
Director                                         Grupo Financiero Banamex, S.A. de C.V.
Mexico                                           Isabel la Catolica 44-1
                                                 Col. Centro, 06000
                                                 Mexico City, Mexico

Roberto Hernandex Ramirez                        Chairman
Director                                         Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin No. 800-5, Torre Sur
                                                 Col. Santa Fe Pena Blanca, 01210
                                                 Mexico City, Mexico

Marjorie Magner                                  Chairman and Chief Executive Officer
Director                                         Global Consumer Group
United States                                    399 Park Avenue
                                                 New York, NY 10043

Robert B. Willumstad                             President and Chief Operating Officer
Director                                         Citigroup Inc.
United States                                    399 Park Avenue
                                                 New York, NY 10043

William R. Rhodes                                Senior Vice Chairman
Director                                         Citigroup Inc.
United States                                    399 Park Avenue
                                                 New York, NY 10043

Jose G. Aguilera Medrano                         Vice Chairman
Director                                         Grupo Financiero Banamex, S.A. de C.V.
Mexico                                           Isabel la Catolica 44-1
                                                 Col. Centro, 06000
                                                 Mexico City, Mexico

Maria Asuncion Aramburuzabala                    Public Accountant
Director                                         Tresalia Capital, S.A. de C.V.
Mexico                                           Paseo de los Tamarindos No. 400-25, Torre B
                                                 Col. Bosques de las Lomas 05120
                                                 Mexico City, Mexico



Emilio Azcarraga Jean                            Business Administrator
Director                                         Grupo Televisa, S.A. de C.V.
Mexico                                           Av. Chapultepec No. 18-1
                                                 Col. Doctores 06724
                                                 Mexico City, Mexico

Valentin Diez Morodo                             Business Administrator
Director                                         Grupo Modelo, S.A. de C.V.
Mexico                                           Montes Urales 720-6
                                                 Col. Lomas de Chapultepec 11000
                                                 Mexico City, Mexico

Manuel Medina Mora                               Chief Executive Officer
Director                                         Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin No. 800-5, Torre Sur
                                                 Col. Santa Fe Pena Blanca, 01210
                                                 Mexico City, Mexico

Jesus Reyes Heroles Gonzalez Garza               Economist
Director                                         Gea Grupo de Economistas y Asociados
Mexico                                           Pestaloozi No. 522
                                                 Col. Narvarte 03020
                                                 Mexico City, Mexico


Lorenzo Zambrano Trevino                         Business Administrator
Director                                         Cementos Mexicanos, S.A.
Mexico                                           Presidente Mazarik No. 101-18
                                                 Col. Polanco C.P. 11570
                                                 Mexico City, Mexico


Jose Manuel Rincon Gallardo Puron                Public Accountant
Director                                         Palmas Rent, S.A. de C.V.
Mexico                                           Paseo de las Palmas 555-103
                                                 Col. Lomas de Chapultepec 11000
                                                 Mexico City, Mexico




Alfredo Harp Calderoni                           Business Administrator
Director                                         Fundacion Alfredo Harp Helu A.C.
Mexico                                           Paseo de los Tamarindos No. 400-23 Torre B
                                                 Col. Bosques de las Lomas 05120
                                                 Mexico City, Mexico

Maria de Lourdes Hernandez Velasco               Business Administrator
Director                                         Grupo Plan
Mexico                                           Loma Bonita No. 7 Esq. Constituyentes
                                                 Col. Lomas Altas 11950
                                                 Mexico City, Mexico

Michael R. Dunn                                  Chief Financial Officer
Director                                         Global Consumer Group
United States                                    399 Park Avenue
                                                 New York, NY 10043

Angel Cordova Nieto                              Business Administrator
Director                                         Aceros Corsa, S.A. de C.V.
Mexico                                           Av. la Presa No. 2
                                                 Col. San Juan Ixhuatepec 54180
                                                 Mexico City, Mexico

Angel Losada Moreno                              Chief Executive Officer
Director                                         Gigante, S.A. de C.V.
Mexico                                           Ejercito Nacional No. 769-A, 2 Piso
                                                 Col. Nueva Granada, 11520
                                                 Mexico City, Mexico

Elmer Franco Macias                              Business Administrator
Director                                         Grupo Infra, S.A. de C.V.
Mexico                                           Felix Guzman No. 16-3
                                                 Col. El Parque Naucalpan 53390
                                                 Mexico City, Mexico

Enrique Bremond Pellat                           Business Administrator
Director                                         Puerto Liverpool de Mexico, S.A. de C.V.
Mexico                                           Volcan No. 140 Esq. Montes Celestes
                                                 Col. Lomas de Chapultepec 11000
                                                 Mexico City, Mexico

Antonio Cosio Arino                              Engineer
Director                                         Av. Universidad No. 1571-3
Mexico                                           Col. Florida 01030
                                                 Mexico City, Mexico

Juan Francisco Beckmann Vidal                    Public Accountant
Director                                         Jose Cuervo, S.A. de C.V.
Mexico                                           Guillermo Gonzalez Camerena No. 800-4
                                                 Col. Santa Fe 01210
                                                 Mexico City, Mexico



Antonio Hemuda Debs                              Business Administrator
Director                                         Grupo Alex, S.A. de C.V.
Mexico                                           Av. Americas 999-23 Piso
                                                 Col. Chapultepec Country 44620
                                                 Guadalajara, Jalisco
                                                 Mexico

Daniel Servitje Montull                          Business Administrator
Director                                         Grupo Bimbo, S.A. de C.V.
Mexico                                           Prolongacion Paseo de la Reforma No. 1000
                                                 Col. Desarrollo Santa Fe 01210
                                                 Mexico City, Mexico

Romulo O'Farrill, Jr.                            Business Administrator
Director                                         Novedades de Acapulco, S.A. de C.V.
Mexico                                           Av. San Jeronimo No. 782
                                                 Col. San Jeronimo Lidice 10200
                                                 Mexico City, Mexico

Javier de Arrigunaga Gomez del Campo             General Counsel
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Jose Arce Taracena                               Corporate Director - Risk and Credit Management
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Fernando Concha Ureta                            Corporate Director - Treasury
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Javier de la Calle Pardo                         Corporate Director - Middle Market Bank
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Julio de Quesada                                 Corporate Director - Corporate & Investment Bank
Executive Officer                                Banco Nacional de Mexico, S.A.
                                                 Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Eduardo Eguren                                   Corporate Director - Fianance & Management
Executive Officer                                Banco Nacional de Mexico, S.A.
Uruguay                                          Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Augusto Escalante Juanes                         Corporate Director - Consumer Bank
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Oscar Medina Mora                                Corporate Director - Investment Management
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

Enrique Zorrilla Fullaondo                       Corporate Director - Marketing
Executive Officer                                Banco Nacional de Mexico, S.A.
Mexico                                           Act. Roberto Medellin #800 Torre Sur Piso 5
                                                 Col. Santa Fe  01210
                                                 Mexico City, Mexico

               EXECUTIVE OFFICERS AND DIRECTORS OF CITIGROUP INC.

Set forth below are the names, titles, business addresses, principal occupations and citizenships of the Executive Officers and Directors of Citigroup Inc.

NAME, TITLE, AND CITIZENSHIP          PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
----------------------------          -----------------------------------------
C. Michael Armstrong                  Retired Chairman
Director                              Hughes, AT&T and Comcast Corporation
United States                         1114 Avenue of the Americas
                                      New York, NY 10036

Alain J. P. Belda                     Chairman and Chief Executive Officer
Director                              Alcoa Inc.
Brazil                                390 Park Avenue
                                      New York, NY 10022

George David                          Chairman and Chief Executive Officer
Director                              United Technologies Corporation
United States                         One Financial Plaza
                                      Hartford, CT 06101

Kenneth T. Derr                       Chairman, Retired
Director                              ChevronTexaco Corporation
United States                         345 California Street
                                      San Francisco, CA 94104

John M. Deutch                        Institute Professor
Director                              Massachusetts Institute of Technology
United States                         77 Massachusetts Avenue
                                      Cambridge, MA 02139

The Honorable Gerald R. Ford          Former President of the United States of America
Honorary Director                     40365 Sand Dune Road
United States                         Rancho Mirage, CA 92270

Roberto Hernandez Ramirez             Chairman of the Board
Director                              Banco Nacional de Mexico
Mexico                                Actuario Roberto Medellin No. 800
                                      Col. Sante Fe, 01210
                                      Mexico City, Mexico

Ann Dibble Jordan                     Consultant
Director                              2940 Benton Place, NW
United States                         Washington, DC 20008-2718

Dudley C. Mecum                       Managing Director
Director                              Capricorn Holdings, LLC
United States                         30 East Elm Street
                                      Greenwich, CT 06830

Anne M. Mulcahy                       Chairman and Chief Executive Officer
Director                              Xerox Corporation
United States                         800 Long Ridge Road
                                      Stamford, CT 06904

Richard D. Parsons                    Chairman and Chief Executive Officer
Director                              Time Warner Inc.
United States                         One Time Warner Center
                                      New York, NY 10019

Charles Prince                        Chief Executive Officer
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Dr. Judith Rodin                      President
Director                              The Rockefeller Foundation
United States                         420 Fifth Avenue
                                      New York, NY 10018

Robert E. Rubin                       Member of the Office of the Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Franklin A. Thomas                    Consultant
Director                              TFF Study Group
United States                         595 Madison Avenue
                                      New York, NY 10022

Sanford I. Weill                      Chairman
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Robert B. Willumstad                  President and Chief Operating Officer
Director and Executive Officer        Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Sir Winfried F. W. Bischoff           Chairman
Executive Officer                     Citigroup Europe
United Kingdom and Germany            33 Canada Square
                                      Canary Wharf
                                      London E14 5LB
                                      United Kingdom

David C. Bushnell                     Senior Risk Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue, 2nd Floor
                                      New York, NY 10043

Michael A. Carpenter                  Chairman and Chief Executive Officer
Executive Officer                     Citigroup Global Investments
United States                         399 Park Avenue
                                      New York, NY 10043

Robert Druskin                        Chief Executive Officer and President
Executive Officer                     Citigroup Corporate & Investment Banking
United States                         388 Greenwich Street
                                      New York, NY 10013

John C. Gerspach                      Controller and Chief Accounting Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Michael S. Helfer                     General Counsel and Corporate Secretary
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Sallie L. Krawcheck                   Chief Financial Officer
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Marjorie Magner                       Chairman and Chief Executive Officer
Executive Officer                     Global Consumer Group
United States                         399 Park Avenue
                                      New York, NY 10043

William R. Rhodes                     Senior Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         399 Park Avenue
                                      New York, NY 10043

Todd S. Thomson                       Chairman and Chief Executive Officer
Executive Officer                     Global Wealth Management Group
United States                         388 Greenwich Street
                                      New York, NY 10013

Stephen R. Volk                       Vice Chairman
Executive Officer                     Citigroup Inc.
United States                         388 Greenwich Street
                                      New York, NY 10013

